UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 2, 2004

COURIER CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation or organization)

Commission File Number: 0-7597

IRS Employer Identification Number:  04-2502514

15 Wellman Avenue, North Chelmsford, MA	01863
(Address of principal executive offices)	(Zip Code)

(978) 251-6000

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

The Courier Executive Compensation Program was modified by the Board of Directors on December 2, 2004.  The changes are summarized below:

1.               The Long-term Performance Incentive (LTPI) was amended to be a performance-relative incentive based upon achievement of multi-year objectives, instead of annual performance targets.

2.               The Long-term Stock Incentive (LTSI) was amended to consist of (1) a stock option award, (2) a restricted stock grant or restricted stock unit (RSU), (3) a cash award, or (4) a combination of any of these elements.

A complete copy of the amended and restated Courier Executive Compensation Program is furnished as Exhibit 10.

Item 9.01  Financial Statements and Exhibits

(c)                                  Exhibits.

Exhibit No.	Description of Exhibit

10	Courier Executive Compensation Program as amended on December 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COURIER CORPORATION

		By:	/s/ Robert P. Story, Jr.
Robert P. Story, Jr.
Senior Vice President and
Chief Financial Officer
Date:	December 8, 2004

EXHIBIT INDEX

Exhibit No.	Description

10	Courier Executive Compensation Program as amended on December 2, 2004.